OTHER INCOME AND EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2012
Other Income and Expense, Net

Other income and expenses, net consisted of the following:

	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010
Research and development funding	102	128	106
Phase-out and start-up costs	—	(8)	(15)
Exchange gain, net	5	8	11
Patent costs	(20)	(28)	(12)
Gain on sale of non-current assets	9	15	4
Other, net	(5)	(6)	(4)

Total	91	109	90